EXHIBIT 10.2

OMNIBUS FIRST AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT
THIS OMNIBUS FIRST AMENDMENT TO MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of November 30, 2018, by and among FASTENAL COMPANY, a Minnesota corporation (the “Company”), FASTENAL COMPANY PURCHASING, a Minnesota corporation (“Fastenal Purchasing”) and FASTENAL IP COMPANY, a Minnesota corporation (“Fastenal IP”; and together with Fastenal Purchasing, the “Subsidiary Guarantors”), on the one hand, and Metropolitan Life Insurance Company (“MetLife”), NYL Investors LLC (“NYL”), PGIM, Inc. (“Prudential”) and each holder of Notes (as defined in the Note Agreement defined below) that are signatories hereto (such holders, together with their successors and assigns, the “Noteholders”), on the other hand.
W I T N E S S E T H:
WHEREAS, the Company, MetLife, NYL, Prudential and the Purchasers (as defined in the Note Agreement defined below) are parties to a certain Master Note Agreement, dated as of July 20, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Company previously issued and sold (a) $40,000,000 in aggregate principal amount of its 2.00% Series A Senior Notes Due July 20, 2021 (the “Series A Notes”), (b) $35,000,000 in aggregate principal amount of its 2.45% Series B Senior Notes Due July 20, 2022 (the “Series B Notes”) and (c) $60,000,000 in aggregate principal amount of its 3.22% Series C Senior Notes Due March 1, 2024 (the “Series C Notes”, and together with the Series A Notes and the Series B Notes, the “Notes”);
WHEREAS, the Subsidiary Guarantors are parties to a certain Subsidiary Guaranty Agreement in favor of MetLife, NYL, Prudential and the Noteholders, dated as of July 20, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty”);
WHEREAS, the Notes are the only Notes currently outstanding under the Note Agreement and the Noteholders are the holders of 100% of the Notes;
WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Note Agreement in the respects but only in the respects set forth below;
WHEREAS, the Subsidiary Guarantors have requested that the Noteholders amend certain provisions of the Subsidiary Guaranty, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Subsidiary Guaranty in the respects but only in the respects set forth below;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company, the Subsidiary Guarantors and the Noteholders agree as follows:
1.Amendments to the Note Agreement.
(a)    The references to “$200,000,000” (i) on the cover page of the Note Agreement, (ii) following the address block on the first page of the Note Agreement and (iii) in Section 1 of the Note Agreement are each hereby deleted and replaced with “$600,000,000”.

(b)    Section 2.1(b)(1) of the Note Agreement is hereby amended and restated in its entirety to read: “(1) November 30, 2023 (or if such date is not a Business Day, the Business Day next preceding such date)”.
2.Amendment to Subsidiary Guaranty.
(a)    The references to “$200,000,000” (i) in paragraph Roman numeral I of the Subsidiary Guaranty and (ii) in paragraph Roman numeral I of the Guarantor Supplement attached as Exhibit A to the Subsidiary Guaranty are each deleted and replaced with “$600,000,000”.
3.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of MetLife, NYL, Prudential or the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and neither the Company nor the Subsidiary Guarantors shall have any rights under this Amendment, until MetLife, NYL, Prudential and the Noteholders shall have received (i) without limiting Section 9 hereof, reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of Schiff Hardin LLP, counsel to the Noteholders), to the extent reflected in a statement of MetLife, NYL, Prudential, any Noteholder or such counsel delivered to the Company at least one Business Day prior to the date of this Amendment and (ii) executed counterparts to this Amendment from the Company, the Subsidiary Guarantors, MetLife, NYL, Prudential and the Noteholders.
4.Representations and Warranties. To induce MetLife, NYL, Prudential and the Noteholders to enter into this Amendment, the Company and the Subsidiary Guarantors hereby represent and warrant to MetLife, NYL, Prudential and the Noteholders that:
(a)    The Company and each Subsidiary Guarantor has the corporate or other legal entity power and authority to execute and deliver this Amendment and to perform the provisions of this Amendment, the Note Agreement, as amended hereby (the Note Agreement as so amended, the “Amended Note Agreement”) (in the case of the Company) and the Subsidiary Guaranty, as amended hereby (the Subsidiary Guaranty, as so amended, the “Amended Subsidiary Guaranty”) (in the case of the Subsidiary Guarantors).
(b)     This Amendment has been duly authorized by all necessary corporate or other legal entity action on the part of the Company and each Subsidiary Guarantor, and this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) constitute legal, valid and binding obligations of the Company and Subsidiary Guarantors, enforceable against the Company and Subsidiary Guarantors in accordance with their terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    The execution and delivery of this Amendment and the performance by the Company and the Subsidiary Guarantors of this Amendment, the Amended Note Agreement (in the case of the Company) and the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors) do not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective Properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental

Authority applicable to the Company or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
(d)    No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery by the Company or any Subsidiary Guarantor of this Amendment or the performance by the Company or a Subsidiary Guarantor of this Amendment, the Amended Note Agreement (in the case of the Company) or the Amended Subsidiary Guaranty (in the case of the Subsidiary Guarantors).
(e)    After giving effect to this Amendment, (1) except with respect to Schedule 5.4 to the Note Agreement, which has not been updated since delivery to MetLife, NYL and Prudential of the Request for Purchase dated December 14, 2016, the representations and warranties of the Company contained in the Note Agreement and of the Subsidiary Guarantors contained in the Subsidiary Guaranty are true and correct as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (2) no Default or Event of Default has occurred and is continuing as of the date hereof.
5.Reaffirmation. Each Subsidiary Guarantor hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Subsidiary Guaranty, after giving effect to such amendments. Each Subsidiary Guarantor hereby acknowledges, notwithstanding the foregoing amendments, that the Subsidiary Guaranty remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Subsidiary Guarantor agrees and confirms that the Subsidiary Guaranty continues to guaranty the Guaranteed Obligations (as defined in the Subsidiary Guaranty) arising under or in connection with the Amended Note Agreement or any of the Notes.
6.Effect of Amendments. Except as set forth expressly herein, all terms of the Amended Note Agreement and the Amended Subsidiary Guaranty shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Subsidiary Guarantors. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement or the Subsidiary Guaranty, nor constitute a waiver of any provision of the Note Agreement or the Subsidiary Guaranty.
7.Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding choice-of-law principles of the laws of such State that would permit the application of the laws of a jurisdiction other than such State.
8.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or the Subsidiary Guaranty or an accord and satisfaction in regard thereto.
9.Costs and Expenses. The Company agrees to pay on demand all costs and expenses of MetLife, NYL, Prudential and the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

10.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its respective authorized officers as of the day and year first above written.

COMPANY:
FASTENAL COMPANY

By: /s/ Daniel L. Florness                         Name: Daniel L. Florness
Title: Chief Executive Officer and President

FASTENAL COMPANY PURCHASING
FASTENAL IP COMPANY

By: /s/ Daniel L. Florness                        Name: Daniel L. Florness
Title: Chief Executive Officer and President

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NYL INVESTORS LLC
By /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director

NEW YORK LIFE INSURANCE COMPANY

By: /s/ Sean Campbell
Name: Sean Campbell
Title: Corporate Vice President

Aggregate principal amount of Series B Notes owned: $16,100,000

Aggregate principal amount of Series C Notes owned: $14,100,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:    NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series B Notes owned: $12,300,000

Aggregate principal amount of Series C Notes owned: $5,300,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:    NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series C Notes owned:
$300,000

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:    NYL Investors LLC, its Investment Manager

By: /s/ Sean Campbell
Name: Sean Campbell
Title: Senior Director

Aggregate principal amount of Series B Notes owned: $2,800,000

Aggregate principal amount of Series C Notes owned:
$300,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE
By:    New York Life Insurance Company, its attorney-in-fact

By: /s/ Sean Campbell
Name: Sean Campbell
Title: Corporate Vice President

Aggregate principal amount of Series B Notes owned: $3,800,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

METROPOLITAN LIFE INSURANCE COMPANY
By:    MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Jennifer Potenta
Name: Jennifer Potenta
Title: Managing Director

Aggregate principal amount of Series A Notes owned: $20,000,000

Aggregate principal amount of Series C Notes owned: $5,000,000

LINCOLN BENEFIT LIFE COMPANY
By:    MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

Aggregate principal amount of Series A Notes owned: $20,000,000

Brighthouse Life Insurance Company (f/k/a MetLife Insurance Company USA)
By: MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

Aggregate principal amount of Series C Notes owned: $10,000,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

METLIFE INSURANCE K.K.
By: MetLife Investment Advisors, LLC, Its Investment Manager

By: : /s/ Jennifer Potenta
Name: Jennifer Potenta
Title: Managing Director

Aggregate principal amount of Series C Notes owned: $5,000,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

PGIM, INC.

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned: $1,400,000

PRUDENTIAL LEGACY INSURANCE COMPANY
OF NEW JERSEY

By:    PGIM, Inc. (as Investment Manager)

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned: $8,600,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT

FARMERS NEW WORLD LIFE INSURANCE
COMPANY
By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned: $6,250,000

ZURICH AMERICAN LIFE INSURANCE
COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Anna Sabiston
Name: Anna Sabiston
Title: Vice President

Aggregate principal amount of Series C Notes owned: $3,750,000

SIGNATURE PAGE TO FIRST OMNIBUS AMENDMENT TO
MASTER NOTE AGREEMENT AND SUBSIDIARY GUARANTY AGREEMENT